Exhibit 32.1

          CERTIFICATION of CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Graphco Holdings Corp. (the Company) on Form 10-QSB for the quarter ended September 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Cristian Ivanescu, President, Chief Executive Offer and Chairman, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the period presented.

Dated: November 19, 2003

                                                      /s/ Cristian Ivanescu
                                                      --------------------------
                                                      Cristian Ivanescu
                                                      President, Chief Executive
                                                      Officer and Chairman